EXHIBIT 24.1







                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                   /s/ Herbert A. Allen
                                   HERBERT A. ALLEN
                                   Director
                                   The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                    /s/ Ronald W. Allen
                                    RONALD W. ALLEN
                                    Director
                                    The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                    /s/ Cathleen P. Black
                                    CATHLEEN P. BLACK
                                    Director
                                    The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                   /s/ Warren E. Buffett
                                   WARREN E. BUFFETT
                                   Director
                                   The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company (the "Company"), do hereby appoint JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.



                                             /s/ M. Douglas Ivester
                                             M. DOUGLAS IVESTER
                                             Chairman of the Board,
                                             Chief Executive Officer
                                             and Director
                                             The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                  /s/ Susan B. King
                                  SUSAN B. KING
                                  Director
                                  The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                   /s/ Donald F. McHenry
                                   DONALD F. MCHENRY
                                   Director
                                   The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                    /s/ Sam Nunn
                                    SAM NUNN
                                    Director
                                    The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                /s/ Paul F. Oreffice
                                PAUL F. OREFFICE
                                Director
                                The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                   /s/ James D. Robinson III
                                   JAMES D. ROBINSON III
                                   Director
                                   The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                   /s/ Peter V. Ueberroth
                                   PETER V. UEBERROTH
                                   Director
                                   The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                   /s/ James B. Williams
                                   JAMES B. WILLIAMS
                                   Director
                                   The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.




                                              /s/ James E. Chestnut
                                              JAMES E. CHESTNUT
                                              Senior Vice President and
                                              Chief Financial Officer
                                              The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of The Coca-Cola Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 120,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, which Registration Statement also serves as a post-effective amendment to Registration Nos. 33-21529 and 33-39840; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of April, 1999.



                                 /s/ Gary P. Fayard
                                 GARY P. FAYARD
                                 Vice President and Controller
                                 The Coca-Cola Company